Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt
4. Debt

Long-term Debt Long-term debt consisted of the following unsecured obligations at December 31:

(in thousands)	2011	2010
4.47% senior notes due November 2018	$25,000	$-
4.14% senior notes due November 2017	25,000	-
4.91% senior notes due through May 2017	110,000	110,000
3.77% senior notes due November 2016	25,000	-
7.31% senior notes due November 2013	25,000	25,000
5.85% Euro-denominated senior notes due November 2013	25,061	25,876
5.78% Euro-denominated senior notes due November 2011	-	51,753
7.17% senior notes due November 2011	-	30,000
6.68% senior notes due January 2011	-	2,143
Long-term revolving loan agreement	73,814	28,871
Floating rate term loan	-	46,625
Various other notes	3,547	4,092
	312,422	324,360
Less current maturities	-	-
Total long-term debt	$312,422	$324,360

In March 2011, the Company entered into an agreement to issue $75 million in fixed-rate, senior notes. These notes were issued in November 2011 at fixed coupon rates of 3.77%, 4.14% and 4.47% per annum with maturities in 2016, 2017 and 2018, respectively. Proceeds from the sale of these notes have been used to repay maturing debt and for general corporate purposes.

In April 2011, the Company modified its revolving loan facility. The capacity of the credit facility has been increased from $300 million to $350 million and the facility will mature in April 2016. Interest rates on borrowings under the credit facility are at LIBOR plus a margin based on the Company's leverage ratio. The credit facility was used to repay the Company's floating rate term loan that would have matured in June 2012 and will be used for future liquidity needs.

The borrowings under the long-term revolving loan agreement had an average interest rate of 1.45% and 0.65% for the years ended December 31, 2011 and 2010, respectively. The borrowings under the floating rate term loan, which were paid off on April 7, 2011, had an average interest rate of 2.01% and 2.35% for the years ended December 31, 2011 and 2010, respectively.

The aggregate amounts of contractual maturities on long-term debt each year for the five years subsequent to December 31, 2011, are as follows: 2012, $0.3 million; 2013, $61.4 million; 2014, $11.3 million; 2015, $13.0 million; and 2016, $110.1 million.

The Company has approximately $0.3 million of long-term debt that matures in 2012. It is the Company's intention to refinance these maturities under the long-term revolving loan agreement and accordingly, that maturing debt has been classified as long-term debt in the Consolidated Balance Sheet.

The Company has $264.7 million available under the revolving credit facility and $25.4 million available under other lines of credit from several banks at December 31, 2011.

Substantially all of the senior loan agreements contain restrictions concerning interest coverage, borrowings, investments and tangible net worth amounts. The Company is in compliance with all of these restrictions at December 31, 2011. The following table summarizes the Company's most restrictive loan covenants calculated in accordance with the applicable agreements as of December 31, 2011:

(dollars in thousands)	Actual	Required
Debt to EBITDA (Maximum)	1.44	3.50
Net Worth (Minimum)	$1,049,210	$754,892
Interest Coverage (Minimum)	6.53	2.00

The Company has stand-by letters of credit outstanding of $6.5 million and $6.4 million as of December 31, 2011 and 2010, respectively.

Short-term Borrowings The Company's short-term borrowings consisted of the following items at December 31:

(in thousands)	2011	2010
Direct borrowings under the revolving loan agreement	$5,000	$-
Uncommitted loans	12,434	20,476
Loans of foreign subsidiaries	5,540	4,974
Total	$22,974	$25,450

The weighted-average interest rates on short-term borrowings were 3.19% and 2.39% at December 31, 2011 and 2010, respectively.